                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1994 94-1 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 1994 to June 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of July, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                  7.20%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   June, 1994
                               CUSIP#'S  393505-BU5, BV3, BW1, BX9, BY7
                               TRUST ACCOUNT #3331875-0
                               REMITTANCE DATE: 7/15/94

                                                 Total $        Per $1,000
                                                  Amount         Original
                                              ------------      ----------
Class A Certificates
- - --------------------
(1)  Amount available (including Monthly
     Servicing Fee)                           8,403,233.77

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Interest                 767,919.32      4.38811040
          b. Class A-2 Interest                 487,500.00      5.41666667
          c. Class A-3 Interest                 316,250.00      5.75000000
          d. Class A-4 Interest                 405,078.00      6.00000000
          e. Class A-5 Interest                 716,062.56      6.37499999

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                 .00             .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                 .00             .00

B.   Principal
     (5)  Formula Principal Distribution
          Amount                              3,919,488.94             N/A
          a. Scheduled Principal              1,401,051.90             N/A
          b. Principal Prepayments            2,282,560.19             N/A
          c. Liquidated Contracts                82,881.00             N/A
          d. Repurchases                        152,995.75             N/A

     (6)  Pool Scheduled Principal
            Balance                         547,248,810.36    974.42131865
    (6a)  Pool Factor                            .97442132

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance
          date                                         .00

     (8)  Class A Percentage for such Remittance
          Date (Until Class B Cross-Over Date,
          and on each Remittance Date thereafter
          unless each Class B Principal
          Distribution Test is satisfied, equals
          Class A Principal Balance divided by
          pool Scheduled Principal Balance)         88.79%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                  7.20%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   June, 1994
                                     Page 2

                              CUSIP#'S  393505-BU5, BV3, BW1, BX9, BY7
                              TRUST ACCOUNT #3331875-0
                              REMITTANCE DATE: 7/15/94

                                                Total $         Per $1,000
                                                 Amount          Original
                                             --------------    -------------
  (9)  Class A Percentage for the following
       Remittance Date                               88.71%

 (10)  Class A Principal Distribution:
       a. Class A-1                            3,919,488.94     22.39707966
       b. Class A-2                                     .00             .00
       c. Class A-3                                     .00             .00
       d. Class A-4                                     .00             .00
       e. Class A-5                                     .00             .00

 (11)  Class A-1 Principal Balance           160,634,650.36    917.91228777
(11a)  Class A-1 Pool Factor                      .91791229

 (12)  Class A-2 Principal Balance            90,000,000.00    1000.0000000
(12a)  Class A-2 Pool Factor                     1.00000000

 (13)  Class A-3 Principal Balance            55,000,000.00    1000.0000000
(13a)  Class A-3 Pool Factor                     1.00000000

 (14)  Class A-4 Principal Balance            67,513,000.00    1000.0000000
(14a)  Class A-4 Pool Factor                     1.00000000

 (15)  Class A-5 Principal Balance           112,323,539.00    1000.0000000
(15a)  Class A-5 Pool Factor                     1.00000000

 (16)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                             .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

 (17)  31-59 days                              2,248,310.23              91

 (18)  60 days or more                         1,158,867.50              46

 (19)  Current Month Repossessions               214,418.72              10

 (20)  Repossession Inventory                    409,463.94              19

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                  7.20%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   June, 1994
                                     Page 3

                            CUSIP#'S  393505-BU5, BV3, BW1, BX9, BY7
                            TRUST ACCOUNT #3331875-0
                            REMITTANCE DATE: 7/15/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in April 2000)

(21) Average Sixty-Day Delinquency Ratio Test

    (a) Sixty-Day Delinquency Ratio for current
        Remittance Date                                          .21%

    (b) Average Sixty-Day Delinquency Ratio (arithmetic
        average of ratios for this month and two preceding
        months; may not exceed 4%)                               .13%

(22) Average Thirty-Day Delinquency Ratio Test

    (a) Thirty-Day Delinquency Ratio for current
        Remittance Date                                          .41%

    (b) Average Thirty-Day Delinquency Ratio (arithmetic
        average of ratios for this month and two preceding
        months; may not exceed 6%)                               .33%

(23) Cumulative Realized Losses Test

    (a) Cumulative Realized Losses for the current Remittance
        Date (as a percentage of Cut-off Date Pool Principal
        Balance; may not exceed 7% from April 1, 1999 to
        March 31, 2000, 9% from April 1, 2000 to
        March 31, 2001 and 10% thereafter)                      0.01%

(24)  Current Realized Losses Test

    (a) Current Realized Losses for current Remittance
        Date                                                39,184.38

    (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, divided by arithmetic
        average of Pool Scheduled Principal Balances for third
        preceding Remittance and for current Remittance Date;
        may not exceed 2.75%)                                   0.03%

(25)  Class B Principal Balance Test

    (a) Class B Principal Balance (before any distributions
        on current Remittance Date) divided by pool Scheduled
        Principal Balance for prior Remittance date (must
        equal or exceed 22%) and the Class B Principal Balance
        as of such Remittance Date is greater than or equal
        to $11,232,283.00                                      11.21%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%, 7.85%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-1
                          CLASS B and C CERTIFICATES
                                MONTHLY REPORT
                                  June, 1994

                                    CUSIP#'S 393505BZ4, CA8
                                    REMITTANCE DATE: 7/15/94


                                                     Total $       Per $1,000
                                                     Amount         Original
                                                  -------------   -----------

CLASS B1 CERTIFICATES
- - ---------------------

  (1) Amount Available less the Class A
      Distribution Amount (including Monthly
      Servicing Fee)                               1,790,924.95
  (2) Class B-1 Remittance Rate (7.60% unless
      Weighted Average Contract Rate is
      below 7.60%)                                        7.60%

  (3) Aggregate Class B1 Interest                    160,056.00    6.33333333

  (4) Amount applied to Unpaid Class
      BI Interest Shortfall                                 .00           .00

  (5) Remaining unpaid Class B1
      Interest Shortfall                                    .00           .00

  (6) Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date              .00

  (7) Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)                 .00

 (7a) Class B Percentage for the following
      Remittance Date                                       .00

  (8) Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)                .00

 (9a) Class B1 Principal Shortfall                          .00

 (9b) Unpaid Class B1 Principal Shortfall                   .00

 (10) Class Principal Balance                     61,777,621.00

 (11) Class B1 Principal Balance                  25,272,000.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%, 7.85%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                           CLASS B and C CERTIFICATES
                                 MONTHLY REPORT
                                   June, 1994


                                        CUSIP#'S 393505BZ4, CA8
                                        REMITTANCE DATE: 7/15/94

Class B2 and C Certificates
- - ---------------------------
(12)   Remaining Amount Available                   1,630,868.95

(13)   Class B-2 Remittance Rate (7.85%
       unless Weighted Average Contract
       Rate is less than 7.85%)                             7.85%

(14)   Aggregate Class B2 Interest                    238,807.60      6.54166656

(15)   Amount applied to Unpaid Class B2
       Interest Shortfall                                    .00             .00

(16)   Remaining Unpaid Class B2
       Interest Shortfall                                    .00             .00
(17)   Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date              .00

(18)   Class B2 Principal Liquidation Loss Amount            .00

(19)   Class B2 Principal (zero until Class B1
       paid down; thereafter, Class B Percentage
       of Formula Principal Distribution Amount)             .00

(20)   Guarantee Payment                                     .00

(21)   Class B2 Principal Balance                  36,505,621.00

(22)   Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive
       at Amount Available if the Company is
       not the Servicer; deducted from funds
       remaining after payment of Class A
       Distribution Amount and Class B1 and B2
       Distribution Amount; if the Company
       is the Servicer)                               229,653.46

(23)   2.60 Guarantee Fee                           1,162,407.89

(24)   Class C Residual Payment                              .00

(26)   Repossessed Contracts                          214,418.72

(27)   Repossessed Contracts Remaining in
        Inventory                                     409,463.94

(28)   Weighted Average Contract Rate                    9.80312

                                      GTFC
                                      94-1
                                   June, 1994
                              Defaulted Contracts


                                                    Estimated
                                        Repurchase   Loss at
Account #       Principal    Interest     Amount    Sale Date
- - ---------       ---------    --------   ----------  ---------
18305462        $21,853.38   $130.39    $21,983.77  $ 5,653.84
18307218         24,801.24    147.98     24,949.22   15,460.36
18307556         13,907.10     82.97     13,990.07   10,414.95
65311172         22,319.28    133.17     22,452.45    7,655.23
                ----------   -------    ----------  ----------

                $82,881.00   $494.51    $83,375.51  $39,184.38
                ==========   =======    ==========  ==========

                                   GTFC 94-1
                                    900-54
                                  June, 1994
                    Breach of Representation and Warranties


                                            Repurchase
Account #         Principal     Interest      Amount
- - ---------         ---------    ----------   ----------
93410190          $55,226.25    $329.52    $ 55,555.77
93410198           49,594.19     295.91      49,890.10
93410263           48,175.31     287.45      48,462.76
                 -----------    -------    -----------

                 $152,995.75    $912.88    $153,908.63
                 ===========    =======    ===========